UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 29, 2004

Date of Report

Commission File Number - 1-7685

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	95-1492269
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard

Pasadena, California 91103

(Address of principal executive offices)

(626) 304-2000

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 28, 2004, Avery Dennison Corporation (the “Company”) issued a news release announcing that John T. Cardis has been elected as a director of the Company effective as of October 1, 2004. Mr. Cardis was also named as a member of the Strategic Planning Committee of the Board of Directors. A copy of the aforementioned news release is attached as Exhibit 99.1 hereto.

Item 5.03 Amendment to Bylaws

Effective September 23, 2004, the Board of Directors amended Section 2 of Article III of the Company’s Bylaws to increase the size of the Board of Directors from 11 to 12.

The text of the amended Section 2 of Article III of the Bylaws is attached as Exhibit 3.2.1 hereto.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
3.2.1	Amended Section 2 of Article III of the Bylaws

99.1	News release dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2004

AVERY DENNISON CORPORATION

By:	/s/ Daniel R. O’Bryant
Name:	Daniel R. O’Bryant
Title:	Senior Vice President, Finance
and Chief Financial Officer